EXHIBIT 32.1


                   STATEMENT OF CHIEF EXECUTIVE OFFICER AND
         CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. {section} 1350

      In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2004 (the "Form 10-Q") of Grayson Bankshares, Inc. (the "Company"), we, Jacky K. Anderson, Chief Executive Officer of the Company, and Blake M. Edwards, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. {section} 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

      (a) the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (b) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Form 10-Q.



      By: /s/ Jacky K. Anderson            Date: 8-16-04
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            Jacky K. Anderson
            Chief Executive Officer



      By: /s/ Blake M. Edwards             Date: 8-16-04
          -----------------------------          ---------------
            Blake M. Edwards
            Chief Financial Officer